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Exhibit 10.51     Officers Party to Corixa Corporation Executive Employment
                  Agreement

  Steven Gillis, Ph.D.
  Chairman, Chief Executive Officer

  Steven Reed, Ph.D.
  Executive Vice President, Chief Scientific Officer

  Kenneth Grabstein, Ph.D.
  Executive Vice President, Product Development

  Michelle Burris
  Senior Vice President and Chief Financial Officer

  David Fanning
  Senior Vice President, Chief Operating Officer

  Greg Cox
  Treasurer

  Cindy Jacobs, M.D., Ph.D.
  Senior Vice President, Clinical Development

  Charles E. Richardson, Ph.D.
  Senior Vice President, Montana Site Manager

  Kathleen McKereghan
  Senior Vice President, General Counsel and Secretary

  Martin A. Cheever, M.D.
  Vice President, Medical Affairs

  Gary Christianson
  Vice President, Technical Operations

  Bernie Paul
  Vice President, Human Resources

  Russell Hawkinson
  Vice President, Corporate Finance

  Monica Krieger
  Vice President, Regulatory Affairs

  David Persing
  Vice President, Discovery Research


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